SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2008
VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer incorporation or Identification Number)
349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
(Address of Principal Administrative Offices)
Registrant’s Telephone Number, Including Area Code: (650) 624-1000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS
Item 8.01. Other Events
On January 22, 2008 VaxGen, Inc. issued a press release regarding the anticipated record date for the special meeting of VaxGen stockholders to vote on the proposed merger with Raven biotechnologies, inc. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated January 22, 2008 titled “VaxGen Provides Update Regarding Record Date”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc. (Registrant)
Dated: January 22, 2008	By:	/s/ Matthew J. Pfeffer
Matthew J. Pfeffer
Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 22, 2008 titled “VaxGen Provides Update Regarding Record Date”